UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

10

Aberdeen Chile
Fund, Inc.

Semi-Annual Report

June 30, 2010

Invests primarily in Chilean securities.

Letter to Shareholders (unaudited)

August 13, 2010

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Chile Fund, Inc. (the "Fund") for the six-month period ended June 30, 2010. The Fund's principal investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean equity and debt securities.

For the period ended June 30, 2010, the total return to shareholders based on the net asset value ("NAV") of the Fund was 0.8% versus a return of 3.2% for the Fund's benchmark, the MSCI Chile Index. Based on market price, the Fund's return was (0.7)% during the period, assuming reinvestment of dividends and distributions.

Share Price Performance

The Fund's market price per share decreased 2.9% over the six months, from $17.90 on December 31, 2009 to $17.39 on June 30, 2010. The Fund's market price on June 30, 2010 represented a discount of 6.1% to the NAV per share of $18.51 on that date, compared with a discount of 4.6% to the NAV per share of $18.77 on December 31, 2009. As of August 13, 2010, the market price was $19.67, representing a discount of 5.7% to the NAV per share of $20.86.

Change in Legal Entity Name

On March 29, 2010, the Board of Directors of the Fund (the "Board") approved a name change for the Fund in order to align the Fund more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund's investment objectives and NYSE Amex ticker symbol, CH, remains unchanged.

Tender Offer

On April 30, 2010 the Fund announced the commencement of a cash tender offer to purchase up to 2,542,026 shares, representing approximately 25% of the Fund's outstanding shares, at a price equal to 99% of the Fund's NAV per share determined on the business day immediately following the day the tender offer expires. The Fund announced on June 4, 2010 the results of the tender offer based on information provided by Computershare Trust Company N.A. ("Computershare"), the depository for the tender offer, Approximately 6,135,126 shares of common stock or 60.34% of the Fund's outstanding stock were properly tendered, and the Fund accepted, subject to adjustment for fractional shares and odd lots, 2,542,026 shares for cash payment at a price equal to $17.82, which represented 99% of the Fund's net asset value per share as of the close of regular trading on the NYSE AMEX on June 1, 2010. Since the total number of shares tendered exceeded the number of shares the Fund offered to purchase, all tenders of shares were subject to pro-ration (at a ratio of approximately .413880429) in accordance with terms of the tender offer. Following the purchase of the properly tendered shares, the Fund had 7,626,079 outstanding shares.

Market Review

Despite the impact of one of the worst earthquakes on record, we believe Chilean equities rose on the back of robust domestic consumption and optimism over the country's post-quake rebuilding efforts. The government plans to impose additional corporate taxes, and sell US$1.5 billion-worth of US denominated debt to finance reconstruction. For the region as a whole, worries over Europe's sovereign debt crisis and anxieties over a weakening global economy pared gains, however Chile appears to have held up relatively well in this environment due to the market's perceived defensive nature.

The devastating earthquake and ensuing tsunami affected industrial output and the Fund's holding, electricity generator Enersis S.A., was not spared, having to delay opening its Bocamina II facility until mid-2011. Nevertheless, the local economy rebounded from the impact of the natural disaster. Copper output increased, employment picked up, while the domestic economy grew at its fastest monthly pace in more than a decade in April as business activity recovered. In turn, the central bank raised its benchmark interest rate by 0.5-percentage points to 1.0%, its first rate hike in almost two years.

In portfolio-related news, Moody's upgraded Banco Santander's long-term foreign currency deposit rating from A1 to Aa3. The lender's May figures were aided by lower nonperforming loan provisions. In first-quarter results, Empresas COPEC S.A. was helped by strong pulp prices, retailer SACI Falabella benefited from the rebound in same-store-sales, whereas Empresas La Polar S.A. was hurt by cost increases and slower-than-expected progress in its credit business. In M&A-related news, Empresas COPEC S.A. agreed to buy a 47.2% equity stake in Proenergía, which has a controlling stake in Colombia's largest fuel distributor, Terpel, from Ashmore Energy International. In addition Empresas CMPC S.A. will invest US$156 million to expand its Santa Fe wood pulp plant.

Outlook

The recent impressive economic rebound underpins our positive growth outlook for Chile. Official gross domestic profit estimates call for the economy to expand by 6% in the second half of the year. However, concerns over the health of the global economy remain and economic weakness could be transmitted to Chile in the form of lower copper prices and less demand for commodities such as wood products and fertilizer. Nevertheless, we remain confident in the nation's ability to withstand these headwinds, owing to the strength of the domestic economy, as well as its solvent and liquid financial position.

Aberdeen Chile Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Looking ahead, the central bank's recent rate increases signal the start of monetary policy normalization, which bodes well for growth. We remain positive about the Fund's holdings, which continue to trade at attractive valuations in a market that appears poised to continue recovering.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's prior four quarter-end NAV's. In June 2010, the Board determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in July 2010. This policy will be subject to regular review by the Fund's Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On June 8, 2010, the Board authorized a quarterly distribution of 44 cents per share, payable on July 23, 2010 to all shareholders of record as of July 13, 2010.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction. To request a brochure containing more information on the Plan, together with an enrollment form, please contact Computershare, the Plan Agent, toll free at 1-800-647-0584 (international 1-781-575-3100).

In addition, as part of a broad effort to enhance available services to shareholders, we are please to announce the availability of a new Dividend Reinvestment and Direct Stock Purchase Plan (the "New Plan") that will be sponsored and administered by Computershare. Effective September 24, 2010, the existing Plan will terminate and participants in the Plan will automatically be enrolled in the New Plan. Shareholders will receive a separate mailing containing additional information about the enhanced features of the New Plan, including the related terms and conditions.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•  Calling toll free at 1-866-839-5205 in the United States,

•  Emailing InvestorRelations@aberdeen-asset.com, or

•  Visiting the website at www.aberdeench.com.

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will be able to review performance, download literature and sign up for email services. The site houses most topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports.

Yours sincerely,

Christian Pittard
President

Aberdeen Chile Fund, Inc.

Portfolio Summary

June 30, 2010 (unaudited)

Top 10 Holdings, by Issuer

June 30, 2010 (unaudited)

	Holding	Sector	Percent of Net Assets
1.	Empresas COPEC S.A.	Industrial Conglomerates	16.6%
2.	Empresa Nacional de Electricidad S.A.	Independent Power Producers & Energy Traders	15.4%
3.	Empresas CMPC S.A.	Paper & Forest Products	13.5%
4.	Enersis S.A.	Electric Utilities	9.5%
5.	Banco Santander Chile	Commercial Banks	9.1%
6.	S.A.C.I. Falabella	Multiline Retail	7.4%
7.	Sociedad Química y Minera de Chile S.A.	Chemicals	6.9%
8.	Lan Airlines S.A.	Airlines	5.5%
9.	Cia Cervecerías Unidas S.A.	Beverages	3.4%
10.	Empresas La Polar S.A.	Multiline Retail	3.1%

Average Annual Returns

June 30, 2010 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	20.25%	4.34%	14.42%	13.54%
Market Price	23.62%	0.41%	16.27%	16.73%

Aberdeen Asset Management Investment Services Limited has agreed to voluntarily waive fees and/or reimburse expenses. This waiver may be discontinued in the future. Without such waivers and/or reimbursed expenses, performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market price is based on changes in the market price at which the Fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 2.20%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 2.07%.

Aberdeen Chile Fund, Inc.

Portfolio of Investments

June 30, 2010 (unaudited)

No. of Shares	Description	Value
EQUITY SECURITIES—100.3%
AIRLINES—5.5%
416,500	Lan Airlines S.A.	$7,753,080
BEVERAGES—7.7%
544,283	Cia Cervecerías Unidas S.A.	4,767,877
560,000	Coca-Cola Embonor S.A., PNA(a)	664,294
556,000	Embotelladora Andina S.A., PNB	2,081,132
1,640,000	Viña Concha y Toro S.A.	3,397,025
		10,910,328
CHEMICALS—6.9%
127,650	Sociedad Química y Minera de Chile S.A., Class B, ADR	4,162,667
172,500	Sociedad Química y Minera de Chile S.A., PNB	5,627,224
		9,789,891
COMMERCIAL BANKS—11.3%
74,820	Banco de Crédito e Inversiones	3,053,153
198,886,987	Banco Santander Chile	12,852,611
		15,905,764
ELECTRIC UTILITIES—9.5%
34,000,000	Enersis S.A.	13,434,948
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—15.4%
14,226,000	Empresa Nacional de Electricidad S.A.	21,756,343
INDUSTRIAL CONGLOMERATES—16.6%
1,490,389	Empresas COPEC S.A.	23,383,291
MULTILINE RETAIL—10.5%
811,421	Empresas La Polar S.A.	4,398,066
1,604,083	S.A.C.I. Falabella	10,406,999
		14,805,065
PAPER & FOREST PRODUCTS—13.5%
435,713	Empresas CMPC S.A.	19,004,546
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
1,063,000	Parque Arauco S.A.	1,472,428
WATER UTILITIES—2.4%
2,740,500	Inversiones Aguas Metropolitanas S.A.	3,380,925
	Total Equity Securities (cost $55,700,928)	141,596,609

Aberdeen Chile Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2010 (unaudited)

Principal Amount (000's)	Description	Value
SHORT-TERM INVESTMENT—0.1%
GRAND CAYMAN—0.1%
$171	Wells Fargo, overnight deposit, 0.03%, 07/01/10 (cost $171,000)	$171,000
	Total Investments—100.4% (cost $55,871,928)	141,767,609
	Liabilities in excess of cash and other assets—(0.4)%	(594,042)
	Net Assets—100.0%	$141,173,567

(a)  Illiquid security.

ADR  American Depositary Receipts.

PNA  Preferred Shares, Class A.

PNB  Preferred Shares, Class B.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.

Statement of Assets and Liabilities

As of June 30, 2010 (unaudited)

Assets
Investments, at value (cost $55,871,928)	$141,767,609
Cash	371
Investments sold receivable	4,413,545
Prepaid expenses	49,798
Total assets	146,231,323
Liabilities
Foreign currency due to custodian (cost $3,815,232)	3,831,240
Investment advisory fees payable (Note 2)	393,960
Administration fees payable (Note 2)	73,198
Chilean taxes (Note 1)	481,082
Accrued expenses and other liabilities	278,276
Total liabilities	5,057,756
Net Assets	$141,173,567
Net Assets consist of
Capital stock, $0.001 par value (Note 3)	$7,626
Paid-in capital	36,200,555
Distributions in excess of net investment income	(3,510,712)
Accumulated net realized gain on investments and foreign currency related transactions	22,990,802
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	85,485,296
Net Assets applicable to shares outstanding	$141,173,567
Net asset value per share, based on 7,626,079 shares issued and outstanding	$18.51

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2010 (unaudited)

Investment Income
Income:
Dividends and other income	$3,359,714
Less: Foreign taxes withheld	(6,345)
Total investment income	3,353,369
Expenses:
Investment advisory fees (Note 2)	942,353
Legal fees and expenses	155,263
Custodian's fees and expenses	123,774
Administration fees (Note 2)	150,448
Directors' fees and expenses	60,816
Independent auditor's fees and expenses	37,857
Transfer agent fees and expenses	27,482
Insurance expense	25,367
Reports to shareholders and proxy solicitation	22,359
Investor relations fees and expenses	11,327
Miscellaneous	13,752
Chilean taxes (Note 1)	444,764
Total expenses	2,015,562
Less: Fee waivers (Note 2)	(117,189)
Net expenses	1,898,373
Net investment income	1,454,996
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions	22,442,832
Foreign currency transactions	749,249
Net change in unrealized depreciation of investments and foreign currency translation (includes $125,632 of Chilean repatriation taxes on unrealized gains) (Note 1)	(24,856,964)
Net realized and unrealized loss on investments and foreign currency transactions	(1,664,883)
Net Decrease in Net Assets Resulting from Operations	$(209,887)

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2010 (unaudited)	For the Year Ended December 31, 2009
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,454,996	$1,114,734
Net realized gain on investments and foreign currency transactions	23,192,081	8,523,962
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translation	(24,856,964)	79,712,457
Net increase/(decrease) in net assets resulting from operations	(209,887)	89,351,153
Dividends and distributions to shareholders from:
Net investment income	(4,168,923)	(3,391,348)
Net realized gain on investments	–	(7,488,148)
Total dividends and distributions to shareholders	(4,168,923)	(10,879,496)
Capital share transactions:
Cost of 2,542,026 and 0 shares purchased through a tender offer (Note 3)	(45,298,903)	–
Issuance of 0 and 1,045 shares through the directors compensation plan (Note 2)	–	17,650
Total capital share transactions	(45,298,903)	17,650
Total increase/(decrease) in net assets resulting from operations	(49,677,713)	78,489,307
Net Assets
Beginning of period	190,851,280	112,361,973
End of period*	$141,173,567	$190,851,280

*  Includes accumulated net investment loss of $(3,510,712) and $(796,785), respectively.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2010		For the Fiscal Years Ended December 31,
	(unaudited)		2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$18.77		$11.05	$18.78	$17.33	$14.16	$15.68
Net investment income(a)	0.15		0.11	0.20	0.11	0.01	0.11
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(0.06)		8.68	(7.01)	3.85	4.28	2.71
Net increase/(decrease) in net assets resulting from operations	0.15		8.79	(6.81)	3.96	4.29	2.82
Dividends and distributions to shareholders:
Net investment income	(0.41)		(0.33)	(0.16)	(0.12)	(0.03)	(0.07)
Net realized gain on investments and foreign currency related transactions	–		(0.74)	(0.76)	(2.39)	(1.09)	(4.27)
Total dividends and distributions to shareholders	(0.41)		(1.07)	(0.92)	(2.51)	(1.12)	(4.34)
Anti-dilutive impact due to capital shares tendered	0.06		–	–	–	–	–
Net asset value, end of period	$18.51		$18.77	$11.05	$18.78	$17.33	$14.16
Market value, end of period	$17.39		$17.90	$9.82	$22.00	$16.92	$17.65
Total Investment Return(b)	(0.67%)		93.78%	(51.78%)	49.56%	2.35%	57.74%
Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$141,174		$190,851	$112,362	$190,448	$175,680	$143,603
Ratio of expenses to average net assets(c)	2.07	%(d)	1.94%	1.89%	1.79%	2.14%	1.82%
Ratio of expenses to average net assets, excluding fee waivers	2.20	%(d)	2.02%	1.89%	1.79%	2.14%	1.82%
Ratio of expenses to average net assets, excluding taxes	1.59	%(d)	1.58%	1.50%	1.56%	1.91%	1.57%
Ratio of net investment income to average net assets	1.59	%(d)	0.71%	1.13%	0.55%	0.05%	0.69%
Portfolio turnover rate	32.74%		12.77%	27.33%	23.29%	19.95%	37.48%

(a)  Based on average shares outstanding.

(b)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(c)  Ratios include the effect of Chilean taxes.

(d)  Annualized.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.

Notes to Financial Statements

June 30, 2010 (unaudited)

Aberdeen Chile Fund, Inc. (the "Fund"), formerly The Chile Fund, Inc., was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

On March 29, 2010, the Board of Directors of the Fund (the "Board") approved a name change for the Fund in order to align the Fund more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund's investment objective and NYSE Amex ticker symbol, CH, remain unchanged.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of "Valuation Time." Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Fund's Board. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a "subsequent event"). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

In accordance with ASC 820, Fair Value Measurements and Disclosures ("ASC 820"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions.)

Aberdeen Chile Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2010 (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 06/30/2010
Airlines	$7,753,080	$–	$–	$7,753,080
Beverages	10,910,328	–	–	10,910,328
Chemicals	9,789,891	–	–	9,789,891
Commercial Banks	15,905,764	–	–	15,905,764
Electric Utilities	13,434,948	–	–	13,434,948
Independent Power Producers & Energy Traders	21,756,343	–	–	21,756,343
Industrial Conglomerates	23,383,291	–	–	23,383,291
Multiline Retail	14,805,065	–	–	14,805,065
Paper & Forest Products	19,004,546	–	–	19,004,546
Real Estate Management & Development	1,472,428	–	–	1,472,428
Water Utilities	3,380,925	–	–	3,380,925
Short-Term Investments	–	171,000	–	171,000
Total	$141,596,609	$171,000	$–	$141,767,609

*  At June 30, 2010, there were no significant transfers in or out of Level 1, Level 2 and Level 3 fair value measurements.

For the six months ended June 30, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. ("BBH & Co."), the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Investment Transactions and Investment Income:

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

(d) Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund is subject to the provisions of ASC 740 Income Taxes ("ASC 740"). Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal tax returns for the prior-four fiscal years are subject to review by the Internal Revenue Service.

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by such countries. The Fund accrues foreign Chilean taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2010, the Fund incurred $444,764 of such expense.

(e) Foreign Currency Translations:

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

(II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign

Aberdeen Chile Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2010 (unaudited)

exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign currency translation.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

(f) Distributions of Income and Gains:

The Fund pays quarterly distributions at an annual rate, set once per year, that is a percentage of the average of the Fund's prior four calendar quarter end net asset values. The initial percentage shall be 10%. This policy will be subject to regular review by the Board. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

(g) Recent Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." This adds new requirements for disclosures into and out of Levels I, II and III fair-value measurements and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level III fair-valued measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. Except for the detailed Level III reconciliation disclosures, the guidance in the ASU is effective for annual and interim reporting periods in fiscal years beginning after December 15, 2009.

2. Agreements

Aberdeen Asset Management Investment Services Limited ("AAMISL") serves as the Fund's investment adviser with respect to all investments. The adviser is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million. AAMISL has voluntarily agreed to waive a portion of its advisory fee, calculated weekly and paid quarterly, equal to 0.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 0.15% of amounts from $50-100 million, 0.10% of amounts from $100-150 million, 0.05% of amounts from $150-$200 million. For the six months ended June 30, 2010, AAMISL earned $942,353 for advisory services, of which AAMISL waived $117,189.

Celfin Capital Servicios Financieros S.A. ("Celfin") serves as the Fund's investment sub-adviser. For its services, Celfin is paid a fee out of the advisory fee, calculated weekly and paid quarterly, at an annual rate after waiver of 0.17% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2010, sub-advisory fees amounted to $147,661.

For the six months ended June 30, 2010, Celfin earned approximately $147,002 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

BBH & Co., is the U.S. Administrator for the Fund and certain other funds advised by AAMISL or its affiliates (collectively the "Funds"). The Funds pay BBH monthly, at an annual rate of .06% of the Funds aggregate assets up to $500 million and .0525% for the next $500 million and .0425% in excess of $1 billion. Each Fund pays its pro rata portion of the fee based on its level of assets. For the six months ended June 30, 2010, BBH & Co. earned $56,480 from the Fund for administrative and fund accounting services

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to the investment

Aberdeen Chile Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2010 (unaudited)

manager, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, annual reimbursement of out-of-pocket expenses and an accounting fee from the Fund. For the six months ended June 30, 2010, the administration fees, supplemental administration fees and accounting fees amounted to $43,430, $50,538 and $3,927, respectively.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2009, 1,045 shares were issued and an additional 997 shares were purchased pursuant to the Directors compensation plan. For the six months ended June 30, 2010, no shares were issued or purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund's outstanding shares.

Effective March 1, 2010, the Board approved an Investor Relations Services Agreement. Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. ("AAMI") provides investor relations services to the Fund and certain other Funds. The Fund incurred fees of approximately $11,327 as of June 30, 2010. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value.

On April 21, 2010, the Fund's Board approved a tender offer for shares of the Fund's common stock. The tender offer authorized the Fund to purchase up to 25% of its issued and outstanding shares at a price equal to 99% of the Fund's net asset value per share at the close of business on the NYSE AMEX on June 1, 2010, the first business day following the expiration of the offer. The tender offer commenced on April 30, 2010 and expired on May 28, 2010.

In connection with the tender offer, the Fund purchased 2,542,026 shares of capital stock at a price equal to $17.82. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.413880429) in accordance with the terms of the tender offer.

As of June 30, 2010 there were 7,626,079 shares issued and outstanding.

4. Investment in Securities

For the six months ended June 30, 2010, purchases and sales of securities, other than short-term investments, were $57,954,870 and $107,405,536, respectively.

5. Credit Facility

On November 13, 2009, the Fund entered into a credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended June 30, 2010, the Fund had no borrowings under the Credit Facility.

6. Tax Cost of Investments

At June 30, 2010, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $55,871,928, $88,270,014, $(2,374,333) and $85,895,681, respectively.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities dominated in currencies other than U.S. dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect

Aberdeen Chile Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2010 (unaudited)

investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

(b) Risks Associated with Chilean Markets:

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Note 9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the Financial Statements as of June 30, 2010.

On June 8, 2010, the Board authorized a quarterly distribution of 44 cents per share, payable on July 23, 2010 to all shareholders of record as of July 13, 2010

Aberdeen Chile Fund, Inc.

Results of Annual Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders was held on April 8, 2010 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1)  To re-elect certain directors to the Board of the Fund:

Name of Director	Votes For	Votes Withheld
Lawrence J. Fox	6,771,004	587,079
Martin M. Torino	7,314,961	43,122

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, James J. Cattano, and Steven N. Rappaport.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-866-839-5205;

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund's website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Aberdeen Chile Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

You may terminate your participation in the Plan at any time by requesting a certificate or a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 647-0584 (U.S. and Canada) (781) 575-3100 (Outside U.S. and Canada) Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Aberdeen Chile Fund, Inc. c/o Computershare P.O. Box 43078 Providence, Rhode Island 02940-3078

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

In addition, as part of a broad effort to enhance available services to shareholders, we are please to announce the availability of a new Dividend Reinvestment and Direct Stock Purchase Plan (the "New Plan") that will be sponsored and administered by Computershare. Effective September 24, 2010, the existing Plan will terminate and participants in the Plan will automatically be enrolled in the New Plan. Shareholders will receive a separate mailing containing additional information about the enhanced features of the New Plan, including the related terms and conditions.

Aberdeen Chile Fund, Inc.

Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

Officers

Christian Pittard, President

Vincent McDevitt, Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Tim Sullivan, Vice President

Hugh Young, Vice President

Investment Manager

Aberdeen Asset Management Investment Services Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser

Celfin Capital Servicios Financieros S.A.
Apoquindo 3721, Piso 19
Santiago, Chile

Administrator & Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Investment Services Limited

The accompanying Financial Statements as of June 30, 2010, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Chile Fund, Inc. are traded on the NYSE Amex Exchange under the symbol "CH". Information about the Fund's net asset value and market price is available at www.aberdeench.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Chile Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2010, there were no changes to any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 8, 2010.

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

For the Six Months Ended June 30, 2010	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1, 2010 to January 31, 2010)	0	0	0	0

Month #2 (February 1, 2010 to February 28, 2010)	0	0	0	0
Month #3 (March 1, 2010 to March 31, 2010)	0	0	0	0
Month #4 (April 1, 2010 to April 30, 2010)	0	0	0	0
Month #5 (May 1, 2010 to May 31, 2010)	0	0	0	0
Month #6 (June 1, 2010 to June 30, 2010)	2,542,026(A)	$17.82	2,542,026(A)	0
Total	2,542,026(A)	$17.82	2,542,026(A)	0

(A)
On April 30, 2010, the Fund commenced a cash tender offer for up to 2,542,026 shares, representing approximately 25% of the Fund’s outstanding shares, at a price equal to 99% of the Fund’s NAV per share determined on the business day immediately following the day the tender offer expired.  The cash tender offer expired at 11:59 p.m. EDT on May 28, 2010.  For more information, see the Fund’s Semi-Annual Report in Item 1.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Chile Fund, Inc.

Date: August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Chile Fund, Inc.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Chile Fund, Inc.

Date: August 30, 2010

By: /s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Chile Fund, Inc.

Date: August 30, 2010